EX-10.1

September 24, 2024

Roadzen Inc.
111 Anza Blvd., Suite 109

Burlingame, CA 94010

RE: Lock-Up Agreement

Ladies and Gentlemen:

Reference is made to the Lock-Up Agreement (the “Lock-Up Agreement”) entered into by and among Roadzen Inc., a British Virgin Islands business company f/k/a Vahanna Tech Edge Acquisition I Corp. (the “Company”), Roadzen, Inc., a Delaware corporation (“Roadzen”), and the undersigned stockholder of the Company (the “Holder”), which Lock-Up Agreement was entered into in connection with the Agreement and Plan of Merger, dated as of February 10, 2023, pursuant to which Roadzen became a wholly-owned subsidiary of the Company on September 20, 2023. Capitalized terms used and not otherwise defined in this letter shall have the meanings given to them in the Lock-Up Agreement.

We understand that certain other shareholders of the Company have agreed to extend the Lock-up Period applicable to them from 12 months from the date of the Closing to 24 months from the date of the Closing (subject to earlier termination pursuant to the provisions of clauses (y) and (z) of Section 1(a) of their respective Lock-Up Agreements), subject to certain other holders of the Company’s ordinary shares, including the Holder, agreement to the same extension of their respective Lock-up Periods. In consideration of the foregoing, this is to confirm the agreement of the undersigned that the Lock-Up Agreement is hereby amended by deleting clause (x) of Section 1(a) of the Lock-Up Agreement in its entirety and replacing it with the following:

“(x) the twenty-four (24) month anniversary of the date of the Closing,”

Other than the amendment set forth herein, the Lock-Up Agreement shall remain in full force and effect in accordance with its terms.

The Holder confirms that, as of the date hereof, Holder is a holder of equity securities of the Company in such amounts as set forth on Schedule A attached hereto.

[SIGNATURE PAGE FOLLOWS]

Very truly yours,

Name of Holder

By:

Name:

Title:

ACKNOWLEDGED AND AGREED:

ROADZEN INC.

By

Name:

Title:

ROADZEN, INC.

By

Name:

Title:

SCHEDULE A

Number and Type of Company Securities (as of the date hereof):

Ordinary Shares

Options (Vested and Unvested)

Warrants